Exhibit 10.7

Execution Version

AMENDMENT AGREEMENT, dated as of January 30, 2023 (this “Agreement”), relating to the Notes referred to below.

WHEREAS, Acer Therapeutics Inc., a Delaware corporation (the “Company”), entered into that certain Secured Convertible Note Purchase and Security Agreement (the “NPA”), dated as of March 4, 2022, by and among the Company, MAM Aardvark, LLC (“MAM”), as agent (the “Agent”) and the purchasers listed on Exhibit A thereto (the “Purchasers”), in which the Company authorized the sale and issuance of up to $6,000,000 in principal or secured convertible notes;

WHEREAS, pursuant to the NPA, the Company issued (i) that certain Secured Convertible Note, dated March 4, 2022, in favor of MAM Aardvark, LLC and (ii) that certain Secured Convertible Note, dated as of March 4, 2022, in favor of Marathon Healthcare Finance Fund, L.P. (“MHFF” and together with MAM, the “Holders”) (each, a “Note” and collectively, the “Notes”);

WHEREAS, pursuant to Section 6(c) of each respective Note, such Note may be amended in writing by the Company and the respective Holder;

WHEREAS, the Company, the Holders and SWK Funding LLC have entered into that certain First Amendment to Subordination Agreement, dated as of the date hereof (the “Subordination Amendment”), which among other things, includes the consent of SWK to this Agreement; and

WHEREAS, the Company and each Holder wish to amend their respective Note as set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preamble and the recitals hereto) have the meanings assigned to them in the applicable Note.

SECTION 2. Deferred Interest. Subject to the terms and conditions hereof, each Holder agrees to defer payment by the Company of accrued and unpaid interest on their respective Note existing on the date hereof through March 31, 2023 (the “Deferred Interest”). The Deferred Interest, together with any accrued and unpaid interest on each Note incurred after March 31, 2023, shall be due and payable in cash by the Company on April 15, 2023. For clarity, the Holders acknowledge and agree that the aggregate amount of Deferred Interest on all of the Notes as of March 31, 2023 (assuming no payment of interest beforehand) will be $409,232.88.

SECTION 3. Amendments.

(a) Each Note is hereby amended by inserting the following new defined terms therein in the proper alphabetical order:

“2023 Capital Raise Event” shall mean the receipt by the Company of gross proceeds equal to or in excess of $40,000,000 from the issuance or sale of equity, debt and/or hybrid securities, loans or other financing of the Company or any of its subsidiaries, on a cumulative basis since January 1, 2023; provided that proceeds received by the Company under the SWK Tranche B Loans shall not be included in such calculation.

“Buy-Out Outside Date” shall mean June 15, 2023.

“SWK Tranche B Loans” shall mean the term loans in an aggregate principal amount not to exceed $7,000,000.00 provided by SWK Funding LLC to the Company pursuant to that certain Second Amendment to Credit Agreement, dated as of January 30, 2023, by and among the Company, the lenders party thereto and SWK Funding LLC (the “SWK Second Amendment” and such Credit Agreement, as amended, the “SWK Credit Agreement”).

(b) The definition of “Marathon Subordination Agreement” in each Note is hereby amended by deleting the phrase “under the terms of the Term Loan Credit Agreement between Holder and Agent (as defined in the Term Loan Credit Agreement), as the same may be modified, amended or restated from time to time” at the end of such definition.

(c) The definition of “Permitted Indebtedness” in each Note is hereby amended and restated in its entirety as follows:

“Permitted Indebtedness” shall mean any Indebtedness of the Company under the Convertible Note as amended from time to time or any Indebtedness permitted pursuant to Section 7.1 of the Term Loan Credit Agreement (as in effect prior to the date hereof and as though continuing in effect), which Section 7.1 is incorporated herein by reference, mutatis mutandis, with the following amendments:

(i) clause (a) thereof is hereby deleted and replaced with “(a) [reserved];”

(ii) clause (b) thereof is hereby deleted and replaced with “(b) [reserved];”

(iii) clause (c) thereof is hereby amended and restated in its entirety as follows: “(c) (i) Indebtedness of the Company owing to SWK Funding LLC in an aggregate principal amount not to exceed $6,500,000.00, (ii) Indebtedness of the Company under the SWK Tranche B Loans and (iii) the amount of any paid-in-kind interest added to the principal amount of the Indebtedness set forth in the foregoing clauses (i) or (ii) pursuant to the terms of the SWK Credit Agreement;” and

(iv) clause (o) thereof is hereby amended by replacing the reference to “clauses (a)” therein with “clauses (c)”.

(d) The definition of “Permitted Liens” in each Note is hereby amended and restated in its entirety as follows:

“Permitted Liens” has the meaning set forth in the Term Loan Credit Agreement (as in effect prior to the date hereof and as though continuing in effect), with the following amendments:

(i) Section 7.2(g) of the Term Loan Credit Agreement referenced therein and incorporated hereby is hereby deleted and replaced with “(g) [reserved];”.

(e) The definition of “SWK Warrant” in each Note is hereby amended and restated in its entirety as follows:

“SWK Warrant” shall mean, collectively, (i) that certain Warrant to Purchase Stock with respect to up to 150,000 shares of the Company’s Common Stock, dated March 4, 2022, issued to SWK by the Company, (ii) that certain Warrant to Purchase Stock with respect to up to 100,000 shares of the Company’s Common Stock, dated August 19, 2022, issued to SWK by the Company, and (iii) that certain Warrant to Purchase Stock with respect to up to 250,000 shares of the Company’s Common Stock, dated January 30, 2023, issued to SWK by the Company, in each case, as the same may be modified, amended or restated from time to time.

(f) The definition of “Term Loan Credit Agreement” in each Note is hereby amended and restated as follows:

“Term Loan Credit Agreement” shall mean that certain Credit Agreement, dated as of March 4, 2022, as amended by that certain Extension Agreement dated as of December 30, 2022, by and among the Company, Holder or an Affiliate of Holder, as agent and lender, and the other parties thereto from time to time, and as terminated by that certain Termination Agreement, dated as of January 30, 2023, by and among the Company, Holder or an Affiliate of Holder, as agent and lender, and the other parties thereto.

(g) Section 1 of each Note is hereby amended with retroactive effect to the date of issuance of such Note by deleting the last sentence thereof (i.e., the concept of a Default Rate).

(h) Section 2 of each Note is hereby amended by inserting a new clause (d) at the end of such section as follows:

“(d) Buy-Out Right. Upon the earlier of (x) the Buy-Out Outside Date and (y) the occurrence of a 2023 Capital Raise Event, the Company shall, on or before the fifth (5th) Business Day following such date but with five (5) Business Days’ notice (the “Buy-Out Obligation Date”), repurchase the Notes in whole, and each Holder shall be obligated to surrender the Note in whole, at a price equal to 200% (as it may be increased pursuant to Section 2(e) below, the “Buy-Out Percentage”) of the outstanding principal amount of such Note being repurchased on the date of such repurchase, together with any accrued but unpaid interest thereon to the date of such repurchase (the “Buy-Out Price”). On or after the date such repurchase is consummated pursuant to this clause (d) (the “Buy-Out Date”), each Holder of Notes shall surrender its certificates evidencing all Notes to be repurchased (or affidavits of loss) to the Company at its principal executive offices and shall thereupon be entitled to receive payment of the Buy-Out Price for the Notes repurchased on the Buy-Out Date. Notwithstanding anything to the contrary in this clause (d), in the event that the Company is prohibited from effectuating the repurchase(s) described in this clause (d) and/or otherwise paying to the Holder the Buy-Out Price pursuant to the terms of the SWK Subordination Agreement, the Company shall cause the Buy-Out Date to occur on or before the fifth (5th) Business Day following the earlier of such prohibition being no longer applicable or the payment in full of all senior indebtedness described in the SWK Subordination Agreement, but with five (5) Business Days’ notice. Notwithstanding anything to the contrary in this clause (d), any Notes to be repurchased pursuant to this clause (d) shall continue to be convertible in accordance with Section 4 until the Buy-Out Date.”

(i) Section 2 of each Note is hereby amended by inserting a new clause (e) at the end of such section as follows:

“(e) Buy-Out Percentage. Notwithstanding anything to the contrary in this Section 2, if the Buy-Out Date has not occurred by April 15, 2023, the Buy-Out Percentage shall be increased by 2500 basis points for each 90-day period after April 15, 2023, pro-rated for the actual number of days elapsed in the 90-day period before the Buy-Out Date actually occurs (for example, if the Buy-Out Date is May 30, 2023, the Buy-Out Percentage shall be increased to 212.5%).”

SECTION 4. Conditions to Effectiveness. This Agreement shall become effective upon receipt by the Agent and the Holders of (a) counterpart signatures to this Agreement duly executed and delivered by the Company, the Agent and each Holder, (b) an executed copy of the Subordination Amendment and (c) an executed copy of the SWK Second Amendment, which shall be on terms consistent with the terms shared with the Agent and the Holders prior to the date hereof.

SECTION 5. Waiver and Release. TO INDUCE THE AGENT AND THE HOLDERS TO AGREE TO THE TERMS OF THIS AGREEMENT, THE COMPANY AND ITS AFFILIATES (COLLECTIVELY, THE “RELEASING PARTIES”) REPRESENT AND WARRANT THAT, AS OF THE DATE HEREOF, THERE ARE NO CLAIMS OR OFFSETS AGAINST, OR RIGHTS OF RECOUPMENT WITH RESPECT TO, OR DISPUTES OF, OR DEFENSES OR COUNTERCLAIMS TO, THEIR OBLIGATIONS UNDER THE TRANSACTION DOCUMENTS, AND IN ACCORDANCE THEREWITH THEY:

A. WAIVE ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DISPUTES, DEFENSES AND COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF.

B. FOREVER RELEASE, RELIEVE AND DISCHARGE THE AGENT, EACH HOLDER, ITS AFFILIATES AND THEIR RESPECTIVE OFFICERS, DIRECTORS, SHAREHOLDERS, MEMBERS, PARTNERS, PREDECESSORS, SUCCESSORS, ASSIGNS, ATTORNEYS, ACCOUNTANTS, AGENTS, EMPLOYEES AND REPRESENTATIVES (COLLECTIVELY, THE “RELEASED PARTIES”), AND EACH OF THEM, FROM ANY AND ALL CLAIMS,

LIABILITIES, DEMANDS, CAUSES OF ACTION, DEBTS, OBLIGATIONS, PROMISES, ACTS, AGREEMENTS AND DAMAGES, OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, CONTINGENT OR FIXED, LIQUIDATED OR UNLIQUIDATED, MATURED OR UNMATURED, WHETHER AT LAW OR IN EQUITY, WHICH THE RELEASING PARTIES EVER HAD, NOW HAVE, OR MAY, SHALL OR CAN HEREAFTER HAVE, DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY BASED UPON, CONNECTED WITH, OR RELATED TO MATTERS, THINGS, ACTS, CONDUCT AND/OR OMISSIONS AT ANY TIME FROM THE BEGINNING OF THE WORLD THROUGH AND INCLUDING THE DATE HEREOF, INCLUDING WITHOUT LIMITATION ANY AND ALL CLAIMS AGAINST THE RELEASED PARTIES ARISING UNDER OR RELATED TO ANY OF THE TRANSACTION DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREBY.

C. IN CONNECTION WITH THE RELEASE CONTAINED HEREIN, ACKNOWLEDGE THAT THEY ARE AWARE THAT THEY MAY HEREAFTER DISCOVER CLAIMS PRESENTLY UNKNOWN OR UNSUSPECTED, OR FACTS IN ADDITION TO OR DIFFERENT FROM THOSE WHICH THEY KNOW OR BELIEVE TO BE TRUE, WITH RESPECT TO THE MATTERS RELEASED HEREIN. NEVERTHELESS, IT IS THE INTENTION OF THE RELEASING PARTIES, THROUGH THIS AGREEMENT AND WITH ADVICE OF COUNSEL, FULLY, FINALLY AND FOREVER TO RELEASE ALL SUCH MATTERS, AND ALL CLAIMS RELATED THERETO, WHICH DO NOW EXIST, OR HERETOFORE HAVE EXISTED. IN FURTHERANCE OF SUCH INTENTION, THE RELEASES HEREIN GIVEN SHALL BE AND REMAIN IN EFFECT AS A FULL AND COMPLETE RELEASE OR WITHDRAWAL OF SUCH MATTERS NOTWITHSTANDING THE DISCOVERY OR EXISTENCE OF ANY SUCH ADDITIONAL OR DIFFERENT CLAIMS OR FACTS RELATED THERETO.

D. COVENANT AND AGREE NOT TO BRING ANY CLAIM, ACTION, SUIT OR PROCEEDING AGAINST THE RELEASED PARTIES, DIRECTLY OR INDIRECTLY, REGARDING OR RELATED IN ANY MANNER TO THE MATTERS RELEASED HEREBY, AND FURTHER COVENANT AND AGREE THAT THIS AGREEMENT IS A BAR TO ANY SUCH CLAIM, ACTION, SUIT OR PROCEEDING.

E. REPRESENT AND WARRANT TO THE RELEASED PARTIES THAT THEY HAVE NOT HERETOFORE ASSIGNED OR TRANSFERRED, OR PURPORTED TO ASSIGN OR TRANSFER, TO ANY PERSON OR ENTITY ANY CLAIMS OR OTHER MATTERS HEREIN RELEASED.

F. ACKNOWLEDGE THAT THEY HAVE HAD THE BENEFIT OF INDEPENDENT LEGAL ADVICE WITH RESPECT TO THE ADVISABILITY OF ENTERING INTO THIS RELEASE AND HEREBY KNOWINGLY, AND UPON SUCH ADVICE OF COUNSEL, WAIVE ANY AND ALL APPLICABLE RIGHTS AND BENEFITS UNDER, AND PROTECTIONS OF, CALIFORNIA CIVIL CODE SECTION 1542, AND ANY AND ALL STATUTES AND DOCTRINES OF SIMILAR EFFECT. CALIFORNIA CIVIL CODE SECTION 1542 PROVIDES AS FOLLOWS:

A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release, and that if known by him or her, would have materially affected his or her settlement with the debtor or released party.

SECTION 6. Release of Security Interest. Upon the repayment in full of all of the Principal Amount of the Notes on the Buy-Out Date, the security interest in the Collateral (as defined in the NPA) granted by the Company to the Agent, on behalf of the Holders, pursuant to Section 8.1 of the NPA shall terminate and all rights to the Collateral shall revert to the Company. Solely upon and subject to the occurrence of such repayment in full, the Agent agrees to authorize the Company to file any Uniform Commercial Code termination statements and releases of security interests necessary to effect the termination of the Agent’s liens on the Collateral of the Company, and has agreed to execute and deliver to the Company, at the Company’s sole expense, any additional documents or instruments as the Company shall reasonably request to evidence such termination.

SECTION 7. Governing Law; Counterparts.

(a) THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAWS PROVISIONS THEREOF THAT WOULD OTHERWISE REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

(b) This Agreement may be executed in counterparts with the same effect as if all parties had executed the same document. All counterparts shall be construed together and shall constitute a single agreement. Further, the parties hereto consent and agree that this Agreement may be signed and/or transmitted by e-mail of any .pdf file, .jpeg file, or any other electronic or image file, or any “electronic signature” as defined under the U.S. Electronic Signatures in Global and National Commerce Act or the New York Electronic Signatures and Records Act, which includes any electronic signature provided using Orbit, Adobe Sign, DocuSign, or any other similar platform identified by the parties hereto and reasonably available at no undue burden or expense to the Agent), except to the extent the Agent requires otherwise. Any such electronic signatures shall be valid, effective and legally binding as if such electronic signatures were handwritten signatures and shall be deemed to have been duly and validly delivered for all purposes hereunder. No party hereto shall raise the use of e-mail or other electronic transmission to deliver a signature or the fact that any signature or agreement or amendment was transmitted or communicated through the use of e-mail or other electronic transmission as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

COMPANY:

ACER THERAPEUTICS INC.

By	/s/ Chris Schelling
Name:	Chris Schelling
Title:	CEO & Founder

[Signature Page – Amendment Agreement]

HOLDER:

MAM AARDVARK, LLC

By	/s/ Lou Hanover
Name:	Lou Hanover
Title:	Authorized Signatory

HOLDER:

MARATHON HEALTHCARE FINANCE FUND, L.P.

By	/s/ Lou Hanover
Name:	Lou Hanover
Title:	Authorized Signatory

[Signature Page – Amendment Agreement]